CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE FIXED INCOME OPPORTUNITIES FUND

Class N (RIMOX)

Supplement dated January 3, 2020, to the

Summary Prospectus dated January 31, 2019, the

Prospectus dated January 31, 2019, and the

Statement of Additional Information dated January 31, 2019

The first sentence in the second paragraph in the section titled “Principal Investment Strategies” beginning on page 2 of the Summary Prospectus and beginning on page 35 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund also invests in other income-producing securities consisting of preferred stocks, high dividend paying stocks, securities issued by other investment companies (including exchange-traded funds (“ETFs”), closed-end funds (“CEFs”), and money market funds), and money market instruments.

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The following is added to the section titled “Principal Risks of Investing in the Fund” beginning on page 3 of the Summary Prospectus and beginning on page 36 of the Prospectus:

Closed-End Funds – Unlike conventional mutual funds which continually offer new shares for sale to the investing public, CEFs are exchange-traded and issue only a limited number of shares. CEFs may trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. In addition, CEFs may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, CEFs are allowed to invest in a greater amount of illiquid securities than mutual funds, and CEFs may employ leverage to a greater extent than mutual funds.

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Deschutes Portfolio Strategy, LLC, doing business as Matisse Capital is added as a sub-adviser to the Fund in the section titled “Sub-Advisers” on page 8 of the Summary Prospectus and page 41 of the Prospectus.

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The section titled “more about the funds – More about the Bond Funds – More about the Fixed Income Opportunities Fund” on page 52 of the Prospectus is deleted in its entirety and replaced with the following:

The Adviser serves as the Fixed Income Opportunities Fund’s primary investment adviser and retains the authority to manage the Fund’s assets. The Adviser has, however, engaged eight sub-advisers, Alcentra Limited (“Alcentra,”), Alcentra NY, LLC (“Alcentra NY”), AllFinancial Partners II, LLC (“AllFinancial”), Ashmore Investment Management Limited (“Ashmore”), Federated Investment Management Company (“Federated”), GML Capital LLP (“GML”), Deschutes Portfolio Strategy, LLC, doing business as Matisse Capital (“Matisse”), and Seix Investment Advisors LLC (“Seix,” and together with Alcentra, Alcentra NY, AllFinancial, Ashmore, Federated, GML, and Matisse, the “Fixed Income Opportunities Fund Sub-advisers”) to make day-to-day investment decisions for portions of the Fund and, in particular, to manage the Fund’s investments in high yield securities, bank loans, CLOs, CEFs, life insurance policies and related instruments. The Adviser is responsible for overseeing and monitoring the Fixed Income Opportunities Fund sub-advisers.

The investment selection process followed by each of Alcentra, Alcentra NY, Ashmore, Federated, GML, Matisse, and Seix, and information regarding AllFinancial’s role with respect to the Fixed Income Opportunities Fund’s investments in Policies, is summarized below.

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The following is added to the section titled “more about the funds – More about the Bond Funds – More about the Fixed Income Opportunities Fund” immediately after “The GML Investment Selection Process” on page 53 of the Prospectus:

THE MATISSE INVESTMENT SELECTION PROCESS

Matisse is responsible for the Fixed Income Opportunities Fund’s investments in fixed income CEFs (with exposures, for example, in investment grade municipal bonds and high yield and emerging market investments). Matisse’s strategy focuses on investing in CEFs that are trading at substantial discounts relative to the underlying net asset values and CEFs that Matisse believes are best positioned to narrow the spread between the underlying net asset value of the CEF and the share price. A CEF is considered to be trading at a substantial discount when, in Matisse’s determination, the CEF’s market value is significantly less than the value of its underlying portfolio. Matisse believes that these investments will allow the Fixed Income Opportunities Fund to profit from the capital appreciation achieved when such spreads decrease and the market prices of the shares move closer to the net asset values, as well as from the capital appreciation achieved when general market conditions increase share prices, and the income generated from CEF distributions.

In selecting CEFs for the portfolio, Matisse utilizes a proprietary research process that attempts to forecast whether the market discount on a CEF will increase or decrease. The process incorporates quantitative information about the CEF’s discount, dividends, management, expenses, portfolio, liquidity, and historical pricing. An analysis based on the same process determines when a CEF should be sold.

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The following is added to the section titled “more about the funds’ risks - Principal Risks of the Funds” beginning on page 54 of the Prospectus:

Closed-End Funds (Fixed Income Opportunities Fund) – Unlike conventional mutual funds which continually offer new shares for sale to the investing public, CEFs are exchange-traded and issue only a limited number of shares. CEFs may trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. In addition, CEFs may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, CEFs are allowed to invest in a greater amount of illiquid securities than mutual funds, and CEFs may employ leverage to a greater extent than mutual funds. Investing in CEFs involves duplication of advisory fees and certain other expenses, and the Fund will pay brokerage commissions in connection with the purchase and sale of shares of CEFs. Further, the Fund is subject to the effects of the business and regulatory developments that affect CEFs and the investment company industry generally.

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The last paragraph of the section titled “The Funds” beginning on page 2 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

As the investment adviser to the High Yield Bond Fund and the Fixed Income Opportunities Fund, City National Rochdale allocates portions of those Funds’ assets among one or more of Alcentra Limited (“Alcentra”), Alcentra NY, LLC (“Alcentra NY”), AllFinancial Partners II, LLC (“AllFinancial”), Ashmore Investment Management Limited (“Ashmore”), Federated Investment Management Company (“Federated”), GML Capital LLP (“GML Capital”), Deschutes Portfolio Strategy, LLC, doing business as Matisse Capital (“Matisse”), and Seix Investment Advisors LLC (“Seix”) (each a “Sub-Adviser” and collectively the “Sub-Advisers”), respectively. Each of the Sub-Advisers serves as a sub-adviser to a Fund, as described more fully below.

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The first sentence in the first paragraph of the section titled “Investment Techniques and Risk Considerations – Permitted Investments – Investment Company Shares” beginning on page 32 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

The Corporate Bond Fund, High Yield Bond Fund and Fixed Income Opportunities Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in shares of Underlying Funds (e.g., mutual funds, ETFs, and closed-end funds), including affiliated funds, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

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The first paragraph of the section titled “Sub-Advisers – The Fixed Income Opportunities Fund” on page 70 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Each of Alcentra, Alcentra NY, AllFinancial, Ashmore, Federated, GML Capital, Matisse, and Seix serves as a sub-adviser of the Fixed Income Opportunities Fund pursuant to one or more sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) with the Adviser. Federated, GML Capital and Seix have served as sub-advisers to the Fixed Income Opportunities Fund since the reorganization of its Rochdale Predecessor Fund into the Fixed Income Opportunities Fund on March 29, 2013. Alcentra has served as sub-adviser to the Fixed Income Opportunities Fund since March 2014. AllFinancial and Ashmore have served as sub-advisers to the Fixed Income Opportunities Fund since June 2014. Alcentra NY has served as sub-adviser to the Fixed Income Opportunities Fund since December 2017. Matisse has served as sub-adviser to the Fixed Income Opportunities Fund since November 2019.

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The last paragraph of the section titled “Sub-Advisers – The Fixed Income Opportunities Fund” beginning on page 70 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Summaries of the Board’s considerations associated with its most recent renewal or approval of Sub-Advisory Agreements with each of Alcentra, Alcentra NY, AllFinancial, Ashmore, Federated, GML Capital, Matisse, and Seix are included in the Funds’ Annual Report for the year ended September 30, 2019.

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The following is added to the end of APPENDIX A to the Statement of Additional Information:

MATISSE PROXY VOTING POLICIES AND PROCEDURES

Background. Rule 206(4)-6 under the Investment Advisers Act of 1940 requires a registered investment adviser to maintain written voting policies and procedures if it exercises voting authority with respect to client securities. These policies and procedures must be reasonably designed to ensure that the investment adviser votes client securities in the best interest of clients. The procedures must describe how the investment adviser addresses material conflicts that may arise between the interests of the adviser and those of its clients. The rule also requires that an investment adviser describe its proxy voting policies and procedures, furnish a copy of the policies and procedures to a requesting client, and disclose to clients how they may obtain information about how the investment adviser voted the client’s securities.

Proxy Voting Policies. We will vote proxies related to securities held in our clients’ portfolios, including the portfolios of mutual funds for which we serve as the investment adviser, in the best interest of our clients. This policy is limited solely to clients for which we have agreed to vote such proxies. A client may reserve to itself the right to vote proxies. Our authority to vote the proxies of certain clients is established by advisory contracts or comparable documents.

Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

•	maintain or increase shareholder rights generally;
•	maintain or strengthen the shared interests of stockholders and management;
•	increase shareholder value; and

Proxy votes will generally be cast against proposals having the opposite effect of the above interests. Where we perceive that a management proposal, if approved, would tend to limit or reduce the market value of the company’s securities, we will generally vote against it. We believe that means for ensuring management accountability to shareholders, in the rare cases where the means are threatened, must not be compromised.

We generally support shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value.

We believe that proposals addressing strictly social or political issues are not relevant to the goal of maximizing the return on funds under our management. We will generally vote against such proposals, but will consider supporting proposals that seek to protect shareholder rights or minimize risks to shareholder value.

We may delegate our responsibilities under this policy to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with this policy.

Proxies for Mutual Fund Clients. If a client that is a mutual fund invests in shares of other investment companies (including open-end mutual funds, closed end funds, and exchange traded funds), in order to comply with Section 12(d) of the Investment Company Act of 1940, Deschutes Portfolio Strategy will vote the client’s proxies on any proposal (including the election of directors) in a manner which Deschutes Portfolio Strategy reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value. For example:

We will generally vote against directors who act in their own interests, or in the management company’s interest, as opposed to the interest of shareholders.

We will generally vote in favor of any proposal to liquidate or open-end a closed-end fund holding.

We will generally vote in favor of any proposal to conduct tender offers or share repurchases at discounts to NAV.

We will generally vote against any proposal that would have the effect of diluting an investment company’s net asset value, even if such a proposal is deemed by the management company to be beneficial in some other way.

Proxy Voting Procedures. To implement our proxy voting policies, we have developed the following procedures for voting proxies:

1.	Upon receipt of a proxy, the special or annual report and the proxy are submitted to our proxy voting manager. The proxy voting manager will then vote the proxy in accordance with this policy. For any proxy proposal not clearly addressed by this policy, the proxy voting manager will consult with an officer of our firm before voting the proxy.
2.	The proxy voting manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries. The review shall take into consideration what vote is in the best interests of clients and the provisions of the proxy voting policies above. The proxy voting manager will then vote the proxies.
3.	The proxy voting manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Investment Advisers Act of 1940.
4.	With respect to proxy votes on topics deemed, in the opinion of the proxy voting manager, to be controversial or particularly sensitive, the proxy voting manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in our files.
5.	In the event that the proxy voting manager is unavailable to vote a proxy, then an officer of our firm shall perform the proxy voting manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.

In cases where we are aware of a conflict between the interests of a client and the interests of our firm or an affiliated person of our firm (e.g., a portfolio holding is a client or an affiliate of a client of our firm), we will take the following steps:

1.	Vote matters that are specifically covered by this policy (e.g., matters where the vote is strictly dictated by this policy and not in our discretion) in accordance with this policy;
2.	For other matters, either contact the client for instructions with respect to how to vote the proxy or engage an independent third-party to determine how the proxy should be voted.
3.	We may abstain from voting a proxy if we conclude that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. For example, we will sometimes abstain from voting proxies in an uncontested directors’ election.
4.	Clients may contact us in writing to obtain information about how we voted proxies with respect to their securities and to request a copy of this policy.

Recordkeeping. We will maintain certain records required by applicable law in connection with proxy voting activities and shall provide proxy voting information to a client for which we are responsible for voting proxies upon written request. We shall keep the following records in an easily accessible place for a period of at least five years, the first two years in our offices:

1.	A copy of this policy;
2.	Proxy statements received regarding securities;
3.	Records of each vote cast on behalf of clients;
4.	Any documents prepared by us that were material to making a proxy voting decision or that memorialized the basis for a voting decision; and
5.	Records of client requests for proxy voting information.

Amendment. This policy will be reviewed periodically, in no event less frequently than on an annual basis and may be amended by us at any time.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.